UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2017

THE CHRON ORGANIZATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55771	20-8881686
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5851 Legacy Circle, Suite 600

Plano, Texas 75024

(Address of principal executive offices) (zip code)

(469) 626-5275

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

Financing with Auctus Fund, LLC

Effective as of August 3, 2017 (the “Effective Date”), The Chron Organization, Inc. (the “Company”) issued a convertible promissory note in the original principal amount of $200,000.00 (the “Auctus Note”) to Auctus Fund, LLC (“Auctus”), pursuant to which Auctus funded $200,000 to the Company after the deduction of $18,600 of diligence, monitoring and other transaction costs and $2,750 in legal fees. The Company issued the Auctus Note pursuant to a securities purchase agreement (the “Auctus SPA”), dated as of July 28, 2017 (the “Issue Date”), entered into by the Company and Auctus. Pursuant to the Auctus SPA, the Company also issued warrants to Auctus to purchase 666,000 shares of the Company’s Common Stock at an exercise price of $0.03 per share (“Auctus Warrants”).

The Auctus Note bears interest at the rate of ten percent (10%) per annum and matures on April 28, 2018 (the “Maturity Date”). Any amount of principal or interest on the Auctus Note which is not paid when due shall bear interest at the rate of the lesser of twenty-four percent (24%) per annum or the maximum rate allowed by law from the due date thereof until the same is paid (the “Default Interest”). The Company has the right to prepay the Auctus Note at any time beginning on the 91st day following the Issue Date and ending 180 days after the Issue Date with a premium of 140% of all amounts owed to Actus. The Auctus Note may not be prepaid after the 180 th day after the issue date.

All principal and accrued interest on the Auctus Note is convertible into shares of the Company’s common stock at the election of Auctus at any time at a conversion price equal to the lesser of (i) $0.04; (ii) the lowest traded price or closing bid price of the Common Stock during the 20 trading days prior to July 28, 2017; and (iii) the Variable Conversion Price (which is defined as 60% of the lesser of the lowest traded price and closing bid price of the common stock during the 20 trading day period prior to conversion). The conversion price of the Auctus Note is subject to adjustment in the event of stock splits, stock dividends and similar corporate events. In addition, if, at any time when the Auctus Note is issued and outstanding, the Company issues or sells, or is deemed to have issued or sold shares of common stock, except for shares of Common Stock issued directly to vendors or suppliers of the Company in satisfaction of amounts owed to such vendors or suppliers (provided, however, that such vendors or suppliers shall not have an arrangement to transfer, sell or assign such shares of Common Stock prior to the issuance of such shares), for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the conversion price of the Auctus Note that is then in effect on the date of such issuance of such shares of Common Stock (an “Auctus Dilutive Issuance”), then immediately upon the Auctus Dilutive Issuance, the conversion price of the Auctus Note will be reduced to the amount of the consideration per share received by the Company in such Auctus Dilutive Issuance.

The Auctus Note is not convertible to the extent that (a) the number of shares of our common stock beneficially owned by the holder and (b) the number of shares of our common stock issuable upon the conversion of the Auctus Note or otherwise would result in the beneficial ownership by holder of more than 4.99% of the Company’s then outstanding common stock. This ownership limitation can be increased or decreased by the holder upon 61 days notice to the Company.

So long as the Auctus Note is outstanding, upon any issuance by the Company or any of its subsidiaries of any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the holder in the Auctus Note, then the Company shall notify the holder of such additional or more favorable term and such term, at holder’s option, shall become a part of the transaction documents with the holder. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, prepayment rate, conversion lookback periods, interest rates, original issue discounts, stock sale price, private placement price per share, and warrant coverage.

The Company agreed to include on the next registration statement it files with SEC (or on the subsequent registration statement if such registration statement is withdrawn) all shares issuable upon conversion of the Auctus Note. Failure to do so will result in liquidated damages of 25% of the outstanding principal balance of the Auctus Note, but not less than $15,000, being immediately due and payable to the Holder at its election in the form of cash payment or addition to the balance of the Auctus Note.

2

The Company agreed not to conduct any capital raising transactions (including debt with an equity component) (“Future Offerings”) during the initial sixty (60) days following the Issue Date, except for registered offerings. Until the Auctus Note is satisfied in full, if the Company receives cash proceeds from any source or series of related or unrelated sources, including but not limited to, from the issuance of equity and/or debt securities, the conversion of outstanding warrants of the Company, the issuance of securities pursuant to an equity line of credit of the Company or the sale of assets, the Company shall, within one (1) business day of Company’s receipt of such proceeds, inform Auctus of such receipt, following which Auctus shall have the right in its sole discretion to require the Company to immediately apply all or any portion of such proceeds to repay all or any portion of the Auctus Note.

The Company agreed to reserve a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of the Auctus Note (the “Initial Reserve”), and also agreed to adjust the Initial Reserve to ensure that it always equals at least five times the total number of Common Stock that is actually issuable if the entire Note is converted.

Auctus Warrants

In further consideration for the Auctus Note, the Company issued to Auctus a warrant to purchase 666,000 shares of its Common Stock that may be exercised in whole or in part at any time and from time to time until the last calendar day of the month in which the fifth anniversary of the issuance date occurs. The exercise price of the warrant is $0.03 per share. If the market price of one share of Common Stock is greater than the exercise price, Auctus may elect a cashless exercise pursuant to the terms set forth in the warrant. The exercise price and the number of shares of Common Stock purchasable upon the exercise of the warrant are subject to adjustment upon the occurrence of specific events, including stock dividends, stock splits, combinations and reclassifications of our Common Stock, as well as the issuance of options or other rights to purchase Common Stock at a price less than the exercise price of the warrant. Subject to applicable laws, the warrant may be transferred at Auctus’ option in compliance with applicable federal and state securities laws.

Registration Rights Agreement

The Company also entered into a Registration Rights Agreement with Auctus dated as of July 28, 2017 as required pursuant to the terms of the Auctus Note (the “Auctus Registration Rights Agreement”). The Registration Rights Agreement requires, among other things, the Company to use commercially reasonable efforts to: (1) file a registration statement covering the Auctus’ resale of the common stock underlying the Auctus Note within thirty (30) days following the Issue Date, (ii) cause the registration statement to become effective within ninety (90) days following the Issue Date, or (iii) maintain the effectiveness of the Registration Statement beginning on the 90th day after the Issue Date and ending on the date that the Auctus Note is satisfied in full.

The foregoing description of the Auctus SPA, the Auctus Note, the Auctus Registration Rights Agreement, and the Auctus Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of such agreement, copies of which are attached as Exhibits 10.1, 10.2, 10.3 and 4.1 respectively to this Current Report on Form 8-K, and are incorporated herein by reference.

Financing with Morningview Financial, LLC

On the Effective Date, the Company issued a convertible promissory note in the original principal amount of $105,000 (the “Morningview Note”) to Morningview Financial, LLC (“Morningview”), pursuant to which Morningview funded $100,000 to the Company after the deduction of $5,000 in legal fees. The Company issued the Morningview Note pursuant to a securities purchase agreement dated as of July 31, 2017 (the “Morningview SPA”) entered into by the Company and Morningview.

The Morningview Note bears interest at the rate of ten percent (10%) per annum and matures on July 31, 2018 (the “Maturity Date”). Any amount of principal or interest on the Morningview Note which is not paid when due shall bear interest at the rate of the lesser of (i) eighteen percent (18%) per annum or (ii) the maximum amount permitted by applicable law from the due date thereof until the same is paid (the “Default Interest”). The Company has the right to prepay the Morningview Note upon payment of an amount equal to 135% of the total amount outstanding under the Note. The Morningview Note may not be prepaid after the 170th day after the issue date.

3

All principal and accrued interest on the Morningview Note is convertible into shares of the Company’s common stock at the election of Morningview at any time at a conversion price equal to the lesser of (i) $0.03 and (ii) the Variable Conversion Price (which is defined as 60% of the lesser of the lowest traded price and closing bid price of the common stock during the 20 trading day period prior to conversion). The conversion price of the Morningview Note is subject to adjustment in the event of stock splits, stock dividends and similar corporate events. In addition, if, at any time when the Morningview Note is issued and outstanding, the Company enters into a Section 3(a)(9) transaction (including but not limited to the issuance of new promissory notes or of a replacement promissory note), or Section 3(a)(10) transaction, in which any 3rd party has the right to convert monies owed to that 3rd party (or receive shares pursuant to a settlement or otherwise) at a discount to market greater than the Variable Conversion Price in effect at that time (prior to all other applicable adjustments in the Note) (an “Morningview Dilutive Issuance”), then immediately upon the Morningview Dilutive Issuance, the conversion price of the Morningview Note will be reduced to the amount of the consideration per share received by the Company in such Morningview Dilutive Issuance. The Morningview Note is not convertible to the extent that (a) the number of shares of our common stock beneficially owned by the holder and (b) the number of shares of our common stock issuable upon the conversion of the Morningview Note or otherwise would result in the beneficial ownership by holder of more than 4.99% of the Company’s then outstanding common stock. This ownership limitation can be increased or decreased by the holder upon 61 days notice to the Company.

So long as the Morningview Note is outstanding, upon any issuance by the Company of any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Morningview in the Morningview Note, then the Company shall notify Morningview of such additional or more favorable term and such term, at Morningview’s option, shall become a part of the Morningview Note.

Registration Rights Agreement

The Company also entered into a Registration Rights Agreement with Morningview dated as of July 28, 2017 as required pursuant to the terms of the Morningview Note (the “Morningview Registration Rights Agreement”). The Registration Rights Agreement requires, among other things, the Company to use commercially reasonable efforts to: (1) file a registration statement covering the Morningview’s resale of the common stock underlying the Morningview Note within thirty (30) days following the Issue Date, (ii) cause the registration statement to become effective within ninety (90) days following the Issue Date, or (iii) maintain the effectiveness of the Registration Statement beginning on the 90th day after the Issue Date and ending on the date that the Morningview Note is satisfied in full.

The foregoing description of the Morningview SPA, Morningview Note, and Morningview Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Morningview SPA, the Morningview Note, and the Morningview Registration Rights Agreement which are attached as Exhibits 10.4, 10.5 and 10.6 respectively to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation

The information provided in Item 1.01 is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance of the securities whose information is set forth in Item 1.01 of this Current Report on Form 8-K were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these investors had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and will receive, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

4

Item 9.01 Financials Statements and Exhibits.

Description

4.1	Common Stock Purchase Warrant issued to The Chron Organization, Inc. to Auctus Fund, LLC dated July 28, 2017.

10.1	Securities Purchase Agreement between The Chron Organization, Inc. and Auctus Fund, LLC dated July 28, 2017.

10.2	10% Convertible Note between The Chron Organization, Inc. and Auctus Fund, LLC dated July 28, 2017.

10.3	Registration Rights Agreement between The Chron Organization, Inc. and Auctus Fund, LLC dated July 28, 2017.

10.4	Securities Purchase Agreement between The Chron Organization, Inc. and Morningview Financial LLC dated July 31, 2017.

10.5	10% Convertible Note between The Chron Organization, Inc. and Morningview Financial LLC dated July 31, 2017.

10.6	Registration Rights Agreement between The Chron Organization, Inc. and Morningview Financial LLC dated July 31, 2017.

5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHRON ORGANIZATION, INC..

Dated: August 9, 2017	By:	/s/ Alex Rodriguez
Alex Rodriguez
President and Chief Executive Officer

6